UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2022

Honda Auto Receivables 2022-2 Owner Trust

(Issuing Entity)

Central Index Key Number: 0001937619

American Honda Receivables LLC

(Depositor)

Central Index Key Number: 0000890975

American Honda Finance Corporation

(Sponsor)

Central Index Key Number: 0000864270

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware	333-261436	80-0695898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

American Honda Receivables LLC 1919 Torrance Boulevard Torrance, California		90501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 781-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

ITEM 6.01. ABS Informational and Computational Material.

Information concerning the static pool data of previous similar loan securitizations of American Honda Finance Corporation, as sponsor, for the issuance period commencing January 1, 2017 and ending June 30, 2022 is attached hereto as Exhibit 99.1 pursuant to Item 1105 of Regulation AB. We caution you that the pool of receivables in your trust may not perform in a similar manner to the receivables in other trusts.

The information in Exhibit 99.1 consists of summary information about the original characteristics of the prior securitized pools, cumulative net losses, prepayments and delinquency data for the prior securitized pools and graphical presentation of the data.  The characteristics of receivables included in Exhibit 99.1, as well as the social, economic and other conditions existing at the time when those receivables were originated and repaid, may vary materially from the characteristics of the receivables in other trusts and the social, economic and other conditions existing at the time when the receivables in a particular transaction are originated and those that will exist in the future when the receivables in a particular transaction are required to be repaid. As a result, there can be no assurance that the static pool data will correspond to or be an accurate predictor of the performance of any particular receivables securitization transaction.

ITEM 9.01 Financial Statements and Exhibits

99.1            Static Pool Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

AMERICAN HONDA RECEIVABLES LLC

	By:	/s/ Paul C. Honda
	Name:	Paul C. Honda
Dated: August 10, 2022	Title:	Treasurer